SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

NATURAL GAS SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

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(1)	Title of each class of securities to which transaction applies:

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(5)	Total fee paid:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GENERAL
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
OPTION GRANT TABLE
OPTION EXERCISES AND YEAR-END VALUE TABLE
APPROVAL OF THE ADOPTION OF THE NATURAL GAS SYSTEMS, INC. 2004 STOCK PLAN
2004 STOCK PLAN

NATURAL GAS SYSTEMS, INC.
820 GESSNER, SUITE 1340
HOUSTON, TEXAS 77024

Dear Stockholders:

     We are writing to advise you that Natural Gas Systems, Inc. has adopted the Natural Gas Systems, Inc. 2004 Stock Plan (the “Plan”). This Plan was approved on August 3, 2004 by our Board of Directors. In addition, our management and certain stockholders, who hold a majority in interest of our issued and outstanding voting stock, approved the Plan by written consent in lieu of a special meeting of our stockholders as of August 3, 2004 in accordance with the relevant sections of the Nevada Revised Statutes.

     WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the action described above before it takes place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This information statement is first mailed to you on or about August 9, 2004.

For the Board of Directors of Natural Gas Systems, Inc.
By:	/s/ Laird Q. Cagan
Laird Q. Cagan, Chairman of the Board

August 9, 2004

NATURAL GAS SYSTEMS, INC.

INFORMATION STATEMENT REGARDING
ACTION TAKEN BY WRITTEN CONSENT OF
MAJORITY STOCKHOLDERS
IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

     This information statement is being furnished to the stockholders of Natural Gas Systems, Inc. to provide you with information and a description of an action taken by our Board of Directors and by the written consent of the holders of a majority in interest of our issued and outstanding voting stock.

     On August 3, 2004, our Board of Directors unanimously approved the adoption of the Natural Gas Systems, Inc. 2004 Stock Plan (the “Plan”), subject to authorization by consent of a majority in interest of our stockholders.

     The full text of the Plan is attached to this information statement as Exhibit A.

     As of August 3, 2004 in accordance with the relevant sections of the Nevada Revised Statutes, stockholders who collectively own approximately 63% in interest of our voting stock, approved the Plan by written consent in lieu of a special meeting of our stockholders. No additional stockholder vote is necessary to approve the Plan. Neither your vote nor your proxy will be solicited.

     The elimination of the need for a meeting of stockholders to approve this action is made possible by Section 78.320 of the Nevada Revised Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities.

     This information statement is first being mailed on or about August 9, 2004 to stockholders of record as of August 3, 2004. This information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

     The entire cost of furnishing this information statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth the number of shares of our common stock beneficially owned by (i) those persons or groups known by us to beneficially own more than 5% of our common stock, (ii) each of our executive officers and directors, and (iii) all of our directors and executive officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934. Except as indicated below, the shareholders listed possess sole voting and investment power with respect to their shares. Our common stock is the only class of our voting securities. Each share of common stock has one vote per share.

	Amount and Nature
	of Beneficial
Name and Address of Beneficial Owner	Ownership[1]	Percent of Class[1]
Robert Herlin(2)(3)	1,062,500	4.60%
Laird Q. Cagan(4)(5)	7,630,000	32.75
John Pimentel(4)	450,000	1.94
Sterling McDonald(2)(6)	46,875	*
E.J. DiPaolo(2)	––	––
Gene Stoever(2)	––	––
Eric A. McAfee, P2 Capital LLC and McAfee Capital LLC(4)(7)	5,975,000	25.65%
All executive officers and directors as a group (six persons)	9,158,125	39.26%

*	less than 1%

(1)	Based on 23,146,256 shares outstanding on August 4, 2004.

(2)	Address: c/o Natural Gas Systems, Inc. 820 Gessner, Suite 1340, Houston, Texas 77024

(3)	Includes 62,500 shares issuable upon options exercisable within 60 days of the date hereof and excludes 187,500 options not exercisable within 60 days of the date hereof.

(4)	Address: c/o Cagan McAfee, 10600 N. De Anza Blvd., Suite 250, Cupertino, California 95014

(5)	Includes (x) 1,000,000 shares held in trust by Mr. Cagan’s two daughters and (y) immediately exercisable warrants to acquire 150,000 shares of common stock held by Cagan McAfee Capital Partners, LLC.

(6)	Includes 46,875 shares issuable upon options exercisable within 60 days of the date hereof and excludes 203,125 options not exercisable within 60 days of the date hereof

(7)	Includes (i) 1,000,000 shares directly held by Eric McAfee, (ii) 2,000,000 shares held by P2 Capital LLC, an entity owned 50% by Marguerite McAfee (Mr. McAfee’s spouse) and 25% by each of Mr. and Mrs. McAfee’s minor children (over which shares Mrs. McAfee holds sole dispositive and voting power), (iii) 2,700,000 shares held by McAfee Capital, LLC, an entity owned 50% by each of Mr. and Mrs. McAfee (over which shares Mr. and Mrs. McAfee share voting and dispositive power) and (iv) 125,000 shares owned by Berg McAfee Companies, LLC (out of total of 250,000 shares owned by Berg McAfee Companies, LLC), an entity in which Mr. McAfee owns a 50% interest and shares voting and dispositive power. Also includes immediately exercisable warrants to acquire 150,000 shares of common stock held by Cagan McAfee Capital Partners, LLC. Mr. McAfee disclaims beneficial ownership over all of the shares held by P2 Capital LLC and 50% of the shares held by

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Berg McAfee. McAfee Capital LLC disclaims beneficial ownership over all of the shares held by P2 Capital LLC.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

     The following table sets forth the compensation for services in all capacities to the Company for the fiscal year ended June 30, 2004, for the Chief Executive Officer of the Company (the “Named Executive”). No other executive officer of the Company earned total annual salary and bonus in excess of $100,000:

Summary Compensation Table

Long-Term
	Annual	Compensation
	Compensation	Award
Shares of
Common Stock
Name and Principal Position	Salary	Underlying Options
Robert Herlin	$141,187	250,000
President and Chief Executive Officer

     Director Compensation. The Company intends to compensate Members of the Board of Directors who are not officers of the Company. The amount and nature of such compensation has not yet been determined.

     Stock Options. The following tables set forth certain information with respect to stock options granted under the Company’s 2003 Stock Plan, to the Named Executive during the fiscal year ended June 30, 2004, stock option exercises during that year, and the value of unexercised stock options at that year’s end. To date, no options have been granted under the Company’s 2004 Stock Plan.

OPTION GRANT TABLE

Option Grants during the Fiscal Year ended June 30, 2004

Individual Grants
Number of
	Shares of	% of Total
	Common Stock	Options
	Underlying	Granted to	Exercise
	Options	Employees in	Price	Expiration
Name	Granted (1)	Fiscal Year	($/Sh) (2)	Date (3)
Robert Herlin	250,000	50%	$0.001	9/23/2013 (1)

(1)	The options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.

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OPTION EXERCISES AND YEAR-END VALUE TABLE

Aggregated Option Exercises in Last Fiscal Year
and Year-End Option Values

Number of Shares of
			Common Stock Underlying			Value of Unexercised
			Unexercised Options at			In-the-money Options At
	Shares Acquired on	Value	Year-End			Year-End ($)(1)
Name	Exercise	Realized ($)	Exercisable		Unexercisable	Exercisable		Unexercisable
Robert Herlin	- 0 -	- 0 -	46,875	/	203,125	107,766	/	466,984

(1)	Market value of underlying securities at year-end ($2.30), minus the exercise price of “in-the-money” options.

APPROVAL OF THE ADOPTION OF THE NATURAL GAS SYSTEMS, INC. 2004 STOCK PLAN

     On August 3, 2004, our Board of Directors adopted the Natural Gas Systems, Inc. 2004 Stock Plan (the “Plan”). To date, no shares have been issued under the Plan.

     The Board of Directors believes that the Plan will enhance the ability of the Company to continue to reward and provide incentives to its employees, directors and consultants, as well as to attract and retain new employees, directors and consultants with outstanding qualifications.

     The principal features of the Plan are summarized below. This summary is qualified in its entirety by the provisions of the Plan, a copy of which is attached hereto as Appendix “A”.

     Types of Awards. Awards under the Plan may be in the form of options (“Options”) to purchase shares of common stock of the Company, including options intended to qualify as “incentive stock options” (“Incentive Stock Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and options which do not qualify as Incentive Stock Options (“Nonstatutory Stock Options”), direct awards and sales of restricted shares of common stock (“Restricted Stock”) and stock appreciation rights (“SARs”).

     Administration. The Plan will be administered by the Board of Directors of the Company or by a committee of non-employee directors appointed by the Board of Directors (either, the “Administrator”). The Administrator will have full and final authority and discretion to grant awards under the Plan, except that in no event will an Administrator member participate in any determination relating to any award held by or to be granted to such Administrator member. The Administrator will have the full right and authority to interpret the provisions of the Plan.

     Available Shares. The maximum number of shares of common stock that may be issued under the Plan may not exceed 4,000,000, subject to adjustment upon certain changes in the Company’s capitalization as described below. New awards may be granted under the Plan with respect to shares of common stock covered by any unexercised portion of any Option that terminates, expires or is canceled, and any shares of restricted stock that are forfeited or repurchased in accordance with the terms of the award. Because the Administrator makes discretionary grants under the Plan, the amount and dollar value of future grants are not determinable at this time.

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     Individual Award Limit. Subject to adjustment upon certain changes in the Company’s capitalization as described below, the maximum number of shares of common stock with respect to which options or other awards may be granted under the Plan to any eligible person during any 12-month period is 500,000 shares.

     Eligibility. Awards under the Plan may be made to such current and future employees, directors of the Company or of a subsidiary of the Company, and consultants to the Company, all as the Administrator may select. There are currently two employees eligible to participate in the Plan.

     Stock Options. Each grant of Options under the Plan to eligible persons will be evidenced by a stock option agreement and will be subject to the terms and provisions of the Plan and such other terms and conditions not inconsistent with the Plan that the Administrator shall, in its discretion, deem appropriate. Each Option will be designated by the Administrator as either an Incentive Stock Option or a Nonstatutory Stock Option. The Administrator will determine the exercise price per share of common stock covered by an Option. The exercise price per share of an Incentive Stock Option may not be less than the fair market value per share on the date of grant, except that in the case the optionee is a 10% or greater beneficial owner of the common stock of the Company, the exercise price per share may not be less than 110% of the fair market value per share on the date of grant. The exercise price per share of a Nonstatutory Stock Option may not be less than 85% of the fair market value per share on the date of grant. The term of each Option may not exceed 10 years.

     Options will not be assignable or transferable, except that an option agreement may allow a Nonstatutory Stock Option to be transferable by the optionee by gift to an immediate family member or by gift to an inter vivos or testamentary trust in which members of the optionee’s immediate family have a beneficial interest of more than 50% and which provides that such Nonstatutory Stock Option is to be transferred to the beneficiaries upon the optionee’s death.

     If the Company acquires all or substantially all of the outstanding capital stock of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Administrator may substitute Options under the Plan for options of the acquired company, subject to certain limitations.

     Limitations of Annual Awards. The aggregate fair market value of shares of common stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year under the Plan and all other plans maintained by the Company, its parent or subsidiaries, may not exceed $100,000.

     Awards or Sales of Restricted Stock. The Administrator may grant awards or sales of Restricted Stock in amounts and upon the terms and conditions as it may determine are consistent with the provisions of the Plan. Each grant of an award or sale of Restricted Stock will be pursuant to a written award or subject to a stock purchase agreement. Rights to acquire Restricted Stock under the Plan are nontransferable and will automatically expire if not exercised by the purchaser (the “Purchaser”) within 30 days of their grant. The Administrator will determine the purchase price per share of Restricted Stock, and if such Restricted Stock is newly issued, the purchase price per share may not be less than the par value of such shares. The Administrator will determine the special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions to which each Restricted Stock award or sale is subject. The Administrator may provide in the stock purchase agreement that the Restricted Stock award or sale will be subject to accelerated vesting upon the Purchaser’s death, disability, retirement or other events.

     Stock Appreciation Rights. The Administrator may grant SARs under the Plan pursuant to a written agreement between the Company and the SAR recipient. Each SAR will allow the holder to receive payment in an amount equal to the appreciation, if any, in the fair market value of a share of common stock from the date of the grant to the date of its payment. The Company will pay the appreciation amount in cash, in shares of common stock, or partly in shares of common stock and partly in cash, as determined by the Administrator. The Administrator will determine when an SAR may be exercised. If an SAR is granted in connection with an

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Option, the SAR will only be exercisable to the extent and upon the same conditions that the related Option could be exercised. In addition, the exercise of the SAR will terminate the related Option, and upon exercise of the Option, the related portion of the SAR will terminate. The Administrator may withdraw any SAR granted under the Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of SAR recipients. Upon the exercise of an SAR for shares of common stock, the number of shares reserved for issuance under the Plan will be reduced by the number of shares issued. Cash payments made upon exercise of SARs will not reduce the number of shares of common stock reserved for issuance under the Plan.

     Payment for Shares. Generally, the entire purchase price or option purchase price for shares of common stock issued under the Plan must be paid in cash or cash equivalents at the time such shares of common stock are purchased. Where an option agreement so provides, the purchase price may be paid in whole or in part (i) by surrendering, or attesting to the ownership of, shares of common stock that are already owned by the optionee; (ii) if the common stock is publicly traded, by delivery of an irrevocable direction to a securities broker approved by the Company to sell shares of common stock and to deliver all or part of the sales proceeds to the Company in payment of all or part of the option purchase price; or (iii) if the common stock is publicly traded, by the delivery of an irrevocable direction to pledge shares of common stock to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the option purchase price. The Administrator may also award shares of common stock under the Plan in consideration of services rendered to the Company or a parent or subsidiary of the Company prior to the award. In addition, to the extent that an option agreement or stock purchase agreement so provides, all or a portion of the option purchase price or stock purchase price may be paid with a full-recourse promissory note upon terms determined by the Administrator, except that the par value of newly issued shares of common stock must be paid in cash or cash equivalents. The shares of common stock being purchased must be pledged as security for payment of the principal and interest on the note. The interest rate may not be less than the minimum rate, if any, required to avoid the imputation of additional interest under the Code.

     Cessation of Employment or Service. Options and SARs are exercisable while the recipient is an employee, director or consultant of the Company, and generally, except in the case of death, disability or retirement of the optionee or SAR recipient, will remain exercisable for 90 days after termination of such employment or other service to the Company (or such other period of time as the Administrator determines). If the Administrator determines that an optionee or SAR recipient is terminated for cause, the Option or SAR may terminate immediately. Upon the death of an optionee or SAR recipient, the Option or SAR will remain exercisable by the executor or administrator of the optionee or SAR recipient’s estate for 12 months (or such other period of time as the Administrator determines). Upon an optionee’s or SAR recipient’s cessation of service to the Company due to a disability or upon retirement, the Option or SAR will remain exercisable for 12 months (or such other period of time as the Administrator determines).

     Term of the Plan. The Administrator may make awards under the Plan until August 3, 2014.

     Adjustments upon Change in Capitalization. The number of shares of common stock available for award grants under the Plan will be adjusted proportionately for any increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company, such as a stock dividend, stock split or reverse stock split. If the Company merges with another corporation, the Company is the survivor and under the terms of such merger the shares of common stock outstanding immediately prior to the merger remain outstanding and unchanged, the existing Options and SARs shall remain in effect. If the Company sells all or substantially all of its assets or merges (other than a merger of the type described in the immediately preceding sentence) or is consolidated with another corporation, all vested portions of unexpired Options and SARs will become and remain exercisable for the 20 days ending five days prior to the effective date of such sale, merger or consolidation (or such longer period as the Administrator may determine). Upon the effective date of such sale, merger or consolidation, the Plan and each Option and SAR will terminate. The Administrator may determine, in it sole discretion, that in the alternative, the surviving or acquiring

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corporation may substitute Options or SARs with respect to its shares of common stock for existing Options and SARs. At the discretion of the Administrator, an Option or SAR exercised in contemplation of the consummation of the sale of all or substantially all of the assets of the Company, a merger (where the Company is not the surviving corporation) or consolidation of the Company with another corporation, may be conditioned upon the effectiveness of such sale, merger or consolidation. The foregoing provisions are all subject to any required action by the Company’s stockholders. Any other dissolution or liquidation shall cause each Option and SAR to terminate.

     Change in Control. Upon any change in control of the Company, including a pending or threatened takeover bid, tender offer or exchange offer for 20% or more of the outstanding common stock of the Company or any other class of stock or securities of the Company, the Administrator may accelerate the exercise date of any outstanding Option or SAR, or make any Option or SAR fully vested and exercisable, pay cash to any or all of the holders of Options or SARs in exchange for cancellation of their outstanding Options or SARs, or make any other adjustments to the Plan and outstanding Options or SARs and substitute new Options or SARs for outstanding Options or SARs.

     Amendment of the Plan. The Board may from time to time, with respect to any shares of common stock not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that, without the approval of the Company’s stockholders, the Board may not amend the Plan to materially increase the benefits to participants under the Plan, increase the number of shares of common stock that may be issued under the Plan, change the designation of persons eligible to receive Incentive Stock Options under the Plan or amend the section of the Plan regarding amendments to the Plan to defeat its purpose.

     Federal Income Tax Consequences. The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Plan based on Federal income tax laws in effect on July 1, 2004. This summary is not intended to be exhaustive and does not describe state of local tax consequences.

     (a) Stock Options. No income will be realized by an optionee on the grant of an Option, and the Company will not be entitled to a deduction at such time.

     An optionee will recognize no income for purposes of the regular income tax upon the exercise of an Incentive Stock Option. However, the excess of the fair market value on the exercise date of the shares so acquired over the exercise price (the “spread”) will be added to the optionee’s tax base for purposes of the alternative minimum tax unless the optionee makes a “disqualifying disposition” in the year of exercise. A disqualifying disposition is a sale or other disposition of the shares before the expiration of a period of two years from the date of the option grant and one year from the date of exercise. It will result in the recognition of ordinary income by the optionee equal to the lesser of the spread on the date of exercise or the gain realized on the sale. If an optionee does not make a disqualifying disposition of the shares acquired pursuant to the exercise of an Incentive Stock Option, the gain or loss on a subsequent sale of the shares will be long-term capital gain or loss.

     The Company will not in general be entitled to a tax deduction in connection with an Incentive Stock Option. In the case of a disqualifying disposition, however, it will in general be entitled to a deduction in the amount of the ordinary income recognized by the optionee.

     Upon the exercise of a NonStatutory Stock Option, the spread will be recognized as ordinary income by the optionee. The Company generally will be entitled to a deduction equal to the spread.

     (b) SARs. No income will be realized by a participant upon the grant of an SAR, and the Company will not be entitled to a deduction at such time. Upon the exercise of an SAR, ordinary income will be recognized by the holder equal to the excess of the fair market value of the shares on the date of exercise

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over the fair market value of the shares on the date of grant. The Company generally will be entitled to a deduction equal to the amount recognized by the holder.

     (c) Restricted Stock. Unless a timely Section 83(b) election is made, as described in the following paragraph, a recipient will not recognize taxable income upon the grant or purchase of Restricted Stock because such stock will be nontransferable and subject to a substantial risk of forfeiture (collectively, “Forfeiture”) and any dividends received on the shares while subject to Forfeiture will be treated as compensation income rather than as dividend income. Whenever any of such stock is no longer subject to Forfeiture, the recipient will recognize ordinary income, subject to payroll tax withholding, equal to the excess of the then fair market value of the shares which have thus become unrestricted over their purchase price, if any. The income recognized will increase the adjusted basis of such stock and the holding period for purposes of long capital gain or loss.

     A recipient may make an irrevocable election within 30 days after the grant or purchase of Restricted Stock, pursuant to Section 83(b) of the Code, to recognize ordinary income, subject to withholding of payroll tax, on the basis of the fair market value of the Restricted Stock at the time of its receipt without regard to any diminution in value because of Forfeiture. The adjusted basis of such stock would be increased by the income recognized and the recipient’s holding period for the shares would commence immediately. Dividends on the shares will not be treated as compensation, but as ordinary dividend income. No income (other than dividends) would thereafter arise with respect to the shares until they are sold. The gain or loss on sale would be long or short-term capital gain or loss depending on the holding period of the shares.

     In general, the Company will be entitled to a deduction at the same time, and in an amount equal to, the ordinary income recognized by a recipient with respect to shares of Restricted Stock.

     Vote Required. On August 3, 2004, the Company’s Chairman, Laird Q. Cagan, and his affiliated entities, the Company’s President, Robert Herlin, John Pimentel, a director of the Company, and Eric McAfee and his affiliated entities, the holders in the aggregate of approximately 63% of our outstanding voting shares, acted by written consent in lieu of a special meeting of stockholders and voted to approve the Plan. No additional stockholder vote is necessary to approve the Plan.

     No Appraisal Rights. No appraisal rights are available under the Nevada Revised Statutes or under our Certificate of Incorporation as a result of the adoption of the Plan.

NATURAL GAS SYSTEMS, INC.
By:	/s/ Laird Q. Cagan
Laird Q. Cagan
Chairman of the Board

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EXHIBIT A

NATURAL GAS SYSTEMS, INC.

2004 STOCK PLAN

1.	PURPOSE

     The Plan is intended to provide incentives to key Employees, Directors and Consultants of the Corporation and its Subsidiaries, to encourage them to acquire a proprietary interest in the Corporation and remain in the service of the Corporation and its Subsidiaries, and to attract new Employees, Directors and Consultants with outstanding qualifications. The Plan provides both for the direct award or sale of Shares and for the grant of options to purchase Shares, as well as for the grant of SARs.

2.	DEFINITIONS

     Unless otherwise defined herein or the context otherwise requires, the capitalized terms used herein shall have the following meanings:

          (a) “Acquisition Price” shall mean the price per Share of Common Stock, determined by the Administrator, at which a Share may be acquired under the Plan (other than upon exercise of an Option).

          (b) “Act” shall mean the Securities Act of 1933, as amended.

          (c) “Administrator” shall mean the Board or the Committee, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

          (d) “Board” shall mean the Board of Directors of the Corporation.

          (e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

          (f) “Committee” shall mean the committee appointed by the Board in accordance with Section 4 of the Plan.

          (g) “Common Stock” shall mean the $.001 par value Common Stock of the Corporation and any class of shares into which such Common Stock hereafter may be converted or reclassified.

          (h) “Consultant” shall mean a person who performs bona fide services for the Corporation, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and outside Directors.

          (i) “Corporation” shall mean NATURAL GAS SYSTEMS, INC., a Nevada corporation.

          (j) “Director” shall mean a member of the Board of the Corporation or a member of the board of directors of a Subsidiary.

          (k) “Disability” shall mean a medically determinable physical or mental impairment which has made an individual incapable of engaging in any substantial gainful activity. A condition shall be considered a Disability only if (i) it can be expected to result in death or has lasted or it can be expected to last for a continuous period of not less than twelve (12) months, and (ii) the Administrator, based upon medical evidence, has expressly determined that Disability exists.

          (l) “Employee” shall mean an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary.

          (m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

          (n) “Exercise Price” shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.

          (o) “Fair Market Value” shall mean the value of one (1) Share of Common Stock, determined as follows:

               (i) If the Shares are traded on an exchange or over-the-counter on the National Market System (the “NMS”) of the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”), (A) if listed on an exchange, the closing price as reported for composite transactions on the business day immediately prior to the date of valuation or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date, and (B) if traded on the NMS, the last sales price on the business day immediately prior to the date of valuation or, if no sale occurred on such date, then the mean between the highest bid and the lowest asked prices as of the close of business on the business day immediately prior to the date of valuation, as reported in the NASDAQ system;

               (ii) If the Shares are not traded on an exchange or the NMS but are otherwise traded over-the-counter, the mean between the highest bid and lowest asked prices quoted in the NASDAQ system as of the close of business on the business day immediately prior to the date of valuation or, if on such day such security is not quoted in the NASDAQ system, the mean between the representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; and

               (iii) If neither clause (i) nor (ii) above applies, the fair market value as determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

          (p) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

          (q) “Incentive Stock Option” shall mean an option described in Section 422(b) of the Code.

          (r) “Nonstatutory Stock Option” shall mean an option not described in Section 422(b) of the Code.

          (s) “Option” shall mean any stock option granted pursuant to the Plan. An Option shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolutions of the Administrator provide that an Option is to be granted as of a date in the future, the date of grant shall be that future date.

          (t) “Option Agreement” shall mean a written stock option agreement evidencing a particular Option between an Optionee and the Corporation.

          (u) “Optionee” shall mean a Participant who has received an Option.

          (v) “Option Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

          (w) “Parent” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, if each of the corporations other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

          (x) “Participant” shall have the meaning assigned to it in Section 5(a) hereof.

          (y) “Plan” shall mean this NATURAL GAS SYSTEMS, INC. 2004 Stock Plan, as it may be amended from time to time.

          (z) “Purchaser” shall mean a person to whom the Board has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

          (aa) “Retirement” shall mean (i) with respect to an Employee, the voluntary cessation of employment upon either (x) the attainment of age sixty-five (65) and the completion of not less than ten (10) years of service with the Corporation or a Subsidiary or (y) the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary and (ii) with respect to a Director, the voluntary election not to stand for re-election as Director upon the attainment of age sixty-five (65) and the completion of not less than five (5) years of service as a Director.

          (bb) “SAR” shall mean any stock appreciation right granted pursuant to the Plan. An SAR shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolutions of the Administrator provide that an SAR is to be granted as of a date in the future, the date of grant shall be that future date.

          (cc) “SAR Recipient” shall mean a Participant who has been granted an SAR.

          (dd) “Share” shall mean one share of Common Stock, adjusted in accordance with Section 14 of the Plan (if applicable).

          (ee) “Share Acquisition Price” shall mean the Acquisition Price multiplied by the number of Shares which are acquired pursuant to a Stock Purchase Agreement.

          (ff) “Stock Purchase Agreement” shall mean a written agreement between the Corporation and a Purchaser who acquires Shares under the Plan.

          (gg) “Subsidiary” shall mean any subsidiary corporation of the Corporation as defined in Section 424(f) of the Code.

3.	EFFECTIVE DATE

     The Plan was adopted by the Board effective August 3, 2004, subject to the approval of the Corporation’s stockholders pursuant to Section 20 hereof.

4.	ADMINISTRATION

     The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by a Committee which shall be appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filed by the Board. The Committee shall be composed of disinterested Directors, i.e., Directors who have not, during the one year prior to service as an administrator of the Plan, been granted or awarded equity securities pursuant to the Plan or any other plan of the Corporation or any of its affiliates, other than a plan which would not negate such director’s status as “disinterested” pursuant to Rule 16b-3 promulgated under the Exchange Act. There shall be at least two Directors serving on the Committee at any time. The Board shall appoint one of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

     The Administrator shall from time to time at its discretion select the Employees, Consultants and Directors who are to be granted Options, direct awards or sales of Shares and SARs, determine the number of Shares to be subject to Options and to be issued to Purchasers and the other rights to be granted to each Optionee, Purchaser and SAR Recipient, and, with respect to Options, designate such Options as Incentive Stock Options or Nonstatutory Stock Options, except that no Incentive Stock Option may be granted to a non-Employee director or Consultant. A Committee or Board member shall in no event participate in any determination relating to Options, SARs or any other rights held by or to be granted to such Committee or Board member. The interpretation and construction by the Administrator of any provision of the Plan or of any Option, SAR, or other right, Option Agreement or Stock Purchase Agreement shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option, SAR, or other right granted hereunder.

5.	PARTICIPATION

(a)	Eligibility

     Optionees, Purchasers and SAR Recipients shall be such persons (collectively, “Participants”; individually a “Participant”) as the Administrator may select from among the following classes of persons, subject to the terms and conditions of Section 5(b) below:

               (i) Employees (who may be officers, whether or not they are Directors);

               (ii) Directors; and

               (iii) Consultants.

     Notwithstanding provisions of the first paragraph of this Section 5(a), the Administrator may at any time or from time to time designate one or more Directors as being ineligible for selection as Participants in the Plan for any period or periods of time.

(b)	Ten-Percent Stockholders

     A Participant who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its Parent or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

(c)	Stock Ownership

     For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Participant holds an Option shall not be counted.

(d)	“Outstanding stock”

     For purposes of Section 5(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. “Outstanding stock” shall not include shares authorized for issuance under outstanding Options held by the Optionee or by any other person.

6.	STOCK

     The stock issued to Purchasers or subject to Options granted under the Plan shall be shares of the Corporation’s authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued under the Plan shall not exceed 4,000,000 Shares. The number of Shares subject to Options or other rights outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. In the event that any outstanding Option or other right for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option or other right may again be made subject to an Option or other right. No eligible person shall be granted Options or other rights during any 12-month period covering more than 500,000 Shares. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 14 hereof upon the occurrence of an event specified in that Section.

7.	TERMS AND CONDITIONS OF OPTIONS

(a)	Option Agreement

     Each grant of an Option under the Plan shall be evidenced by an Option Agreement in such form as the Administrator shall from time to time determine. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in an Option Agreement. The provisions of the various Option Agreements entered into under the Plan need not be identical.

(b)	Nature of Option

     Each Option shall state whether it is an Incentive Stock Option or a Nonstatutory Stock Option.

(c)	Number of Shares

     Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 14 hereof.

(d)	Exercise Price

     Each Option shall state the Exercise Price. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of an Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than eighty-five percent (85%) of the Fair Market Value on the date of grant. Subject to the preceding two sentences, the Exercise Price under an Option shall be determined by the Administrator in its sole discretion.

(e)	Term and Non-Transferability of Options

     Each Option shall state the time or times when all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted, and in the case of Incentive Stock Options a shorter term may be required by Section 5(b). Subject to the preceding sentence, the Administrator in its sole discretion shall determine when an Option is to expire. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative and shall not be assignable or transferable, except as provided in the next sentence. If the applicable Option Agreement so provides, a Nonstatutory Stock Option shall also be transferable by the Optionee by (i) a gift to a member of the Optionee’s Immediate Family or (ii) a gift to an inter vivos or testamentary trust in which members of the Optionee’s Immediate Family have a beneficial interest of more than 50% and which provides that such Nonstatutory Stock Option is to be transferred to the beneficiaries upon the Optionee’s death. In the event of the Optionee’s death, the Option shall not be transferable other than by will or the laws of descent and distribution. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right thereunder, shall be null and void and, at the Corporation’s option shall cause all of the Optionee’s rights under the Option to terminate.

(f)	No Rights as a Stockholder

     No one shall have rights as a stockholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 14 hereof.

(g)	Modification, Extension and Renewal of Options

     Within the limitations of the Plan, the Administrator may modify an Option, accelerate the rate at which an Option may be exercised (including, without limitation, permitting an Option to be exercised in full without regard to the installment or vesting provisions of the applicable Option Agreement or whether the Option is at the time exercisable, to the extent it has not previously been exercised), extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

(h)	Notice of Sale

     Until the later of the second anniversary of the grant of any Incentive Stock Option and the first anniversary of the issuance of any stock (“incentive stock”) pursuant to the exercise of an Incentive Stock Option, the stock transfer records of the Corporation (whether maintained by it or by a transfer agent of the Common Stock) shall reflect that any certificates issued or to be issued representing incentive stock in connection with such exercise must be registered in the name of the beneficial holder (and not in any “street name”) until transferred to a third party, and that the transfer agent shall notify the Corporation in a case of any requested transfer of such incentive stock during that period. In addition, the certificate or certificates registered in the name of the beneficial holder representing the incentive stock issued upon such exercise will bear the following legend during such period:

“Solely to assist the issuer of the shares represented by this certificate, until the later of the second anniversary of the date of grant of the Option under which this certificate was originally issued or one year from the date of original issuance of the shares represented by this certificate, the Transfer Agent will notify the issuer of the shares represented hereby of any requested transfer by the original registered holder.”

(i)	Withholding Taxes

     As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(j)	Other Provisions

     An Option Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Administrator shall deem advisable.

(k)	Substitution of Options

     Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of the outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code the Administrator may, in accordance with the provisions of that Section, substitute Options under the Plan for options of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

8.	TERMS AND CONDITIONS OF AWARDS OR SALES

(a)	Stock Purchase Agreement

     Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement in such form as the Administrator shall from time to time determine. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b)	Duration of Offers and Nontransferability of Rights

     Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Corporation. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

(c)	Purchase Price

     The Purchase Price of Shares to be offered under the Plan, if newly issued, shall not be less than the par value of such Shares. Subject to the preceding sentence, the Administrator shall determine the Purchase Price in its sole discretion. The Purchase Price shall be payable in a form described in Section 10.

(d)	Withholding Taxes

     As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

(e)	Restrictions on Transfer of Shares

     Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. A Stock Purchase Agreement may provide for accelerated vesting in the event of the Purchaser’s death, disability or retirement or other events.

(f)	Other Provisions

     A Stock Purchase Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan as the Administrator shall deem advisable.

9.	STOCK APPRECIATION RIGHTS

(a)	Grant

     SARs may be granted under the Plan by the Administrator, subject to such rules, terms, and conditions as the Administrator prescribes. Each SAR shall be evidenced by a written agreement between the Corporation and the SAR Recipient in such form as the Administrator shall from time to time determine. Such SAR shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in an SAR agreement. The provisions of the various SAR agreements entered into under the Plan need not be identical.

(b)	Exercise

               (i) Each SAR shall entitle the holder, upon exercise, to receive from the Corporation in exchange therefor an amount equal to the value of the excess of the Fair Market Value on the date of exercise of one Share over its Fair Market Value on the date of grant (or, in the case of an SAR granted in connection with an Option, the excess of the Fair Market Value of one Share over the Option price per share under the Option to which the SAR relates), multiplied by the number of Shares covered by the SAR or the Option, or portion thereof, that is surrendered. No SAR shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Corporation upon exercise of an SAR may be made in shares of Common Stock valued at Fair Market Value, in cash, or partly in shares of Common Stock and partly in cash, all as determined by the Administrator.

               (ii) An SAR shall be exercisable only at the time or times established by the Administrator. If an SAR is granted in connection with an Option, the following rules shall apply: (1) the SAR shall be exercisable only to the extent and on the same conditions that the related Option could be exercised; (2) upon exercise of the SAR, the Option or portion thereof to which the SAR relates terminates; and (3) upon exercise of the Option, the related SAR or portion thereof terminates.

               (iii) The Administrator may withdraw any SAR granted under the Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of SAR Recipients. Such rules and regulations may govern the right to exercise SARs granted prior to adoption or amendment of such rules and regulations as well as SARs granted thereafter.

               (iv) For purposes of this Section 9, Fair Market Value shall be determined as of the date the SAR is exercised.

               (v) Upon the exercise of an SAR for shares of Common Stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. Cash payments made upon the exercise of SARs shall not reduce the number of Shares reserved for issuance under the Plan.

(c)	Withholding

     As a condition to the exercise of an SAR, the SAR Recipient shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise.

10.	PAYMENT FOR SHARES

          (a) General Rule. The entire Share Acquisition Price or Option Purchase Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 10.

          (b) Surrender of Stock. To the extent that an Option Agreement so provides, all or any part of the Option Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Corporation in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised.

          (c) Services Rendered. At the discretion of the Administrator, Shares may be awarded under the Plan in consideration of services rendered prior to the award to the Corporation, a Parent or a Subsidiary.

          (d) Promissory Note. To the extent that an Option Agreement or Stock Purchase Agreement so provides, all or a portion of the Option Purchase Price or Share Acquisition Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

          (e) Exercise/Sale. To the extent that an Option Agreement so provides, and if Common Stock is publicly traded, payment of the Option Purchase Price with respect to an Option may be made all or in part by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation in payment of all or part of the Option Purchase Price and any withholding taxes.

          (f) Exercise/Pledge. To the extent that an Option Agreement so provides, and if Common Stock is publicly traded, payment of the Option Purchase Price with respect to an Option may be made all or in part by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Corporation, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation in payment of all or part of the Option Purchase Price and any withholding taxes.

11.	CESSATION OF EMPLOYMENT

(a)	Cessation for Any Reason (other than Death, Disability or Retirement)

     If an Optionee or SAR Recipient ceases to be an Employee or to serve as a Director or Consultant of the Corporation for any reason other than his or her death, or, with respect to an Employee or Director, his or her Disability or Retirement, such Optionee or SAR Recipient shall have the right, subject to the restrictions referred to elsewhere in the Plan, to exercise his Option or SAR, as applicable, at any time within ninety (90) days after cessation of employment or the date he ceases serving as a Director or Consultant (or such other date as determined by the Administrator), provided that the foregoing shall not extend any Option or SAR beyond its term, but, except as otherwise provided in the applicable Option Agreement or SAR agreement, only to the extent that, at the date of cessation of employment or serving as a Director or Consultant, the Optionee’s or SAR Recipient’s right to exercise such Option or SAR, as applicable, had accrued pursuant to the terms of the applicable Option Agreement or SAR agreement and had not previously been exercised. Notwithstanding the foregoing, each Option or SAR shall cease to be exercisable on the date of such cessation if such cessation arises by reason of the Optionee’s or SAR Recipient’s misconduct. An Optionee or SAR Recipient shall be considered to have been terminated for misconduct if (i) he resigns or is discharged or otherwise terminated on account of conviction of a felony or any crime of moral turpitude, misappropriation of the assets of the Corporation or any Subsidiaries or any Affiliate, continued or repeated insobriety or illegal drug use, continued or repeated absence from service during the usual working hours of the Optionee’s or SAR Recipient’s position for reasons other than Disability or sickness, or refusal to carry out a reasonable direction of the Board or of the Chief Executive Officer of the Corporation or of any other person designated by such Chief Executive Officer or (ii) he is discharged for cause as defined in any employment agreement to which he is a party.

     For purposes of this Section 11(a), the employment relationship shall be treated as continuing intact while the Optionee or SAR Recipient is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the thirtieth (30th) day after the Optionee ceased active employment, unless the Optionee’s reemployment rights are guaranteed by statute or by contract.

(b)	Death of Optionee or SAR Recipient

     If an Optionee or SAR Recipient dies while a Participant, or after ceasing to be a Participant but during the period in which he or she could have exercised his Option or SAR, and has not fully exercised his Option or SAR, then his Option or SAR may be exercised in full, subject to the restrictions referred to elsewhere in the Plan, at any time within twelve (12) months after the Optionee’s or SAR Recipient’s death (or such other date as determined by the Administrator) (provided that the foregoing shall not extend any Option or SAR beyond its term), by the executor or administrator of his estate or by any person or persons who have acquired the Option or SAR directly from the Optionee or SAR Recipient by bequest or inheritance, but, except as otherwise provided in the applicable Option Agreement or SAR agreement, only to the extent that, at the date of death, the Optionee’s or SAR Recipient’s right to exercise such Option or SAR had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement or SAR agreement and had not previously been exercised.

(c)	Disability of Optionee or SAR Recipient

     If an Optionee or SAR Recipient ceases to be an Employee or Director by reason of Disability, such Optionee shall have the right, subject to the restrictions referred to elsewhere in the Plan, to exercise his Option or SAR at any time within twelve (12) months after such cessation of employment (or such other date as determined by the Administrator) (provided that the foregoing shall not extend any Option or SAR beyond its term), but, except as provided in the applicable Option Agreement or SAR agreement, only to the extent that, at the date of such cessation of employment or service as a Director, the Optionee’s or SAR Recipient’s right to exercise such Option or SAR had accrued pursuant to the terms of the applicable Option Agreement or SAR agreement and had not previously been exercised.

(d)	Retirement of Optionee or SAR Recipient

     If an Optionee or SAR Recipient ceases to be an Employee or Director by reason of Retirement (and not on account of misconduct as determined in Section 11(a)), such Optionee or SAR Recipient shall have the right, subject to the restrictions referred to elsewhere in the Plan, to exercise his Option or SAR at any time within twelve (12) months after cessation of employment (or such other date as determined by the Administrator) (provided that the foregoing shall not extend any Option or SAR beyond its term), but only to the extent that, at the date of cessation of employment or service as a Director, the Optionee’s or SAR Recipient’s right to exercise such Option or SAR had accrued pursuant to the terms of the applicable Option Agreement or SAR agreement and had not previously been exercised.

12.	LIMITATION OF ANNUAL AWARDS

     The aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under the Plan and all other plans maintained by the Corporation, its Parent or its Subsidiaries, shall not exceed $100,000.

13.	TERM OF PLAN

     Subject to the limitations in Section 6, Options, SARs and other awards or sales of Shares may be granted pursuant to the Plan until the date ten years after the effective date referred to in Section 3.

14.	EFFECT OF CERTAIN EVENTS

(a)	Stock Splits and Dividends

     Subject to any required action by stockholders, the number of Shares covered by the Plan as provided in Section 6 hereof, and the number of Shares covered by each outstanding Option and SAR and the exercise prices thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only if paid in Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

(b)	Merger, Sale of Assets, Liquidation

     Subject to any required action by stockholders, if the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option and SAR shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option or SAR would have been entitled as a result of the merger. If the Corporation sells all, or substantially all, of its assets or the Corporation merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with another corporation, this

Plan and each Option and SAR shall terminate, but only after each Optionee and SAR Recipient (or the successor in interest) has been given the right to exercise the vested portion of any unexpired Option or SAR in full or in part. This right shall be exercisable for the period of twenty (20) days ending five (5) days before the effective date of the sale, merger, or consolidation (or such longer period as the Administrator may specify), provided that the foregoing shall not extend any Option or SAR beyond its term. Alternatively, in its sole and absolute discretion, the surviving or acquiring corporation (or the parent company of the surviving or acquiring corporation) may tender to any Optionee or SAR Recipient (or successor in interest) a substitute option or options or stock appreciation right to purchase shares of, or with respect to the shares of, the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation). The substitute option or stock appreciation right shall contain all terms and provisions required substantially to preserve the rights and benefits of all Options and SARs then held by the Optionee or SAR Recipient (or successor in interest) receiving the substitute option or stock appreciation right. Any other dissolution or liquidation of the Corporation shall cause each Option or SAR to terminate.

     At the discretion of the Administrator, an Option or SAR exercised in contemplation of the consummation of the sale of all or substantially all of the assets of the Corporation or a merger (other than a merger of the type described in the first sentence of the immediately preceding paragraph) or consolidation of the Corporation with another corporation, may be conditioned upon such sale, merger or consolidation becoming effective.

(c)	Adjustment Determination

     To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

(d)	Limitation on Rights

     Except as expressly provided in this Section 14, an Optionee or SAR Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Option or SAR. The grant of an Option or SAR pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

(e)	Change in Control

     In the event of a pending or threatened takeover bid, tender offer or exchange offer for twenty percent (20%) or more of the outstanding Common Stock or any other class of stock or securities of the Corporation (other than a tender offer or exchange offer made by the

Corporation or any Subsidiary), whether or not deemed a tender offer under applicable Federal or state law, or in the event that any person makes any filing under Section 13(d) or 14(d) of the Exchange Act with respect to the Corporation, other than a filing on Form 13G or Form 13D, the Administrator may in its sole discretion, without obtaining stockholder approval, take one or more of the following actions to the extent not inconsistent with other provisions of the Plan:

                    (a) Accelerate the exercise dates of any outstanding Option or SAR, or make the Option or SAR fully vested and exercisable;

                    (b) Pay cash to any or all holders of Options or SARs in exchange for the cancellation of their outstanding Options or SARs; or

                    (c) Make any other adjustments or amendments to the Plan and outstanding Options or SARs and substitute new Options or SARs for outstanding Options or SARs.

15.	SECURITIES LAW REQUIREMENTS

(a)	Legality of Issuance

     No Shares shall be issued under the Plan unless and until the Corporation has determined that:

                    (i) it and the Optionee or Purchaser have taken all actions required to register the offer and sale of the Shares under the Act, or to perfect an exemption from the registration requirements thereof;

                    (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

                    (iii) any other applicable provision of state or Federal law has been satisfied.

(b)	Restrictions on Transfer; Representations of Optionee and Purchaser; Legends

     Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Optionee and Purchaser shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

“THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). ANY TRANSFER OR PLEDGE OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER OR PLEDGE TO COMPLY WITH THE ACT.”

     Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 15 shall be conclusive and binding on all persons.

(c)	Registration or Qualification of Securities.

     The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

(d)	Exchange of Certificates

     If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

16.	AMENDMENT OF THE PLAN

     The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation’s stockholders, no such revision or amendment shall:

          (a) Materially increase the benefits accruing to Participants under the Plan;

          (b) Increase the number of Shares which may be issued under the Plan;

          (c) Change the designation in Section 5 hereof with respect to the classes of persons eligible to receive Incentive Stock Options; or

          (d) Amend this Section 16 to defeat its purpose.

17.	EXCHANGE ACT

     If the Common Stock is registered under the Exchange Act, the Plan shall be amended by the Board from time to time to the extent necessary or advisable, in the judgment of the Board after having consulted with Corporation’s counsel, to enable Participants who are officers or Directors of the Corporation and who are generally subject to the duties established by Section 16(a) or 16(b) of the Exchange Act (“Section 16 Requirements”) with respect to purchases and sales of equity securities of the Corporation, to obtain the benefits of such exclusions or exemptions from the Section 16 Requirements as may be established by the Securities and Exchange Commission from time to time by rule, regulation, administrative order or interpretation (whether such interpretation is made by such Commission or staff) with respect to (i) the receipt of Options, (ii) the exercise, modification, extension, cancellation, exchange, termination or expiration of Options, (iii) the purchase of Common Stock upon the exercise of Options or otherwise pursuant to the Plan, and (iv) the sale of Common Stock received upon the exercise of Options or otherwise pursuant to the Plan. Anything in the Plan to the contrary notwithstanding, such amendments may be made without approval of the Corporation’s stockholders unless and to the extent that, in the judgment of the Board after consulting with the Corporation’s counsel, stockholder approval of such an amendment is a prerequisite to effectuating a desired exclusion or exemption from the Section 16 Requirements.

18.	APPLICATION OF FUNDS

     The proceeds received by the Corporation from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes.

19.	NO RETENTION OF RIGHTS

     Nothing in the Plan or in any Option, SAR or other right granted under the Plan shall confer upon the Optionee, SAR Recipient or Purchaser any right to continue in service with the Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining the Optionee, SAR Recipient or Purchaser) or of the Optionee, SAR Recipient or Purchaser, which rights are hereby expressly reserved by each, to terminate his service with the Corporation at any time and for any reason, with or without cause.

20.	APPROVAL OF STOCKHOLDERS

     The Plan shall be subject to approval by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present or by an action by written consent no later than August 3, 2005. Prior to such approval, Options and SARs may be granted but shall not be exercisable.

21.	EXECUTION

     To record the adoption of the Plan by the Board on August 3, 2004 the Corporation has caused an authorized officer to affix the Corporate name hereto.

NATURAL GAS SYSTEMS, INC.
By:
Name:
Title: